UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 12, 2014

BRE SELECT HOTELS CORP

(Exact name of registrant as specified in its charter)

Delaware	333-186090	35-2464254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Blackstone Real Estate Partners VII L.P.

345 Park Avenue

New York, New York 10154

(Address of principal executive offices) (Zip Code)

(212) 583-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed, the staff of the Securities and Exchange Commission (“SEC”) has been conducting a non-public investigation, which has been focused principally on the adequacy of certain disclosures in the filings of Apple REIT Six, Inc. (“Apple Six”) with the SEC beginning in 2008, as well as the review of certain transactions involving Apple Six and Apple REIT Seven, Inc., Apple REIT Eight, Inc. and Apple REIT Nine, Inc. (the “Other Apple REIT Companies”). Following completion of its acquisition of Apple Six on May 14, 2013 (the “Apple Six Acquisition”), BRE Select Hotels Corp (the “Company”), as the surviving corporation in the merger, became involved in the SEC investigation.

On February 12, 2014, the SEC entered into a settlement with the Company, the Other Apple REIT Companies and Apple Six Advisors, Inc., Apple Seven Advisors, Inc., Apple Eight Advisors, Inc. and Apple Nine Advisors, Inc. (collectively the “Advisory Companies”) and Glade M. Knight, Apple Six’s former Chief Executive Officer, and Bryan F. Peery, Apple Six’s former Chief Financial Officer. To effectuate the settlement, and without admitting or denying any allegations, the Company and the Other Apple REIT Companies consented to the issuance of an administrative order alleging deficiencies that occurred prior to the Apple Six Acquisition related to the disclosure of the process used to price shares sold in the dividend reinvestment plans, disclosure of compensation paid to executives by the Advisory Companies, and disclosure of transactions among the Company and the Other Apple REIT Companies. The settlement and the allegations have no impact on the financial statements of the Company. The order provides that based on the alleged disclosure deficiencies, the Company, Apple REIT Seven, Inc. and Apple REIT Eight, Inc. violated Sections 17(a)(2) and 17(a)(3) of the Securities Act of 1933 and the Company and the Other Apple REIT Companies violated Sections 13(a), 13(b)(2)(A), 13(b)(2)(B) and 14(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Rules 12b-20, 13a-1, 13a-13 and 14a-9 thereunder. The order requires the Company to cease and desist from committing or causing any such violations in the future, but does not require the Company to pay a financial penalty.

The Advisory Companies, Mr. Knight and Mr. Peery, without admitting or denying any allegations, also consented to the issuance of the order alleging that, based on the alleged disclosure deficiencies described above, they were a cause of Apple Six’s and the Other Apple REIT Companies’ violations of Sections 13(a), 13(b)(2)(A), 13(b)(2)(B) and 14(a) of the Exchange Act and Rules 12b-20, 13a-1, 13a-13 and 14a-9 thereunder. In addition, the order provides that Messrs. Knight and Peery each violated Section 16(a) of the Exchange Act and Rules 13a-14 and 16a-3 thereunder. In addition, the order provides that Apple Six Advisors, Inc., Apple Seven Advisors, Inc., Apple Eight Advisors, Inc. and Apple Nine Advisors, Inc. caused, respectively, Apple Six’s, Apple REIT Seven, Inc.’s, Apple REIT Eight, Inc.’s and Apple REIT Nine, Inc.’s violations of Sections 13(a), 13(b)(2)(A), 13(b)(2)(B), and 14(a) of the Exchange Act and Rules 12b-20, 13a-1, 13a-13, and 14a-9 thereunder. Finally, to settle the proceedings, the Other Apple REIT Companies agreed to certain undertakings and Apple Six Advisors, Inc. has agreed to pay a penalty of $437,500, Apple Seven Advisors, Inc. has agreed to pay a penalty of $375,000, Apple Eight Advisors, Inc. has agreed to pay a penalty of $437,500, Apple Nine Advisors, Inc. has agreed to pay a penalty of $250,000, Mr. Knight has agreed to pay a penalty of $125,000 and Mr. Peery has agreed to pay a penalty of $50,000.

For more details about the settlement, please refer to the full text of the SEC’s order being filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1 Order Instituting Cease-and-Desist Proceedings Pursuant to Section 8A of the Securities Act of 1933 and Section 21C of the Securities Exchange Act of 1934, Making Findings, and Imposing Civil Penalties and a Cease-and-Desist Order

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 20, 2014

BRE SELECT HOTELS CORP

By:	/s/ Brian Kim
Name:	Brian Kim
Title:	Chief Financial Officer, Vice President and Managing Director

EXHIBIT INDEX

Exhibit	Description

99.1	Order Instituting Cease-and-Desist Proceedings Pursuant to Section 8A of the Securities Act of 1933 and Section 21C of the Securities Exchange Act of 1934, Making Findings, and Imposing Civil Penalties and a Cease-and-Desist Order